CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Joshua Gold Resources Inc. (the "Registrant") on Form 10-K for the period ending December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), we, Benedetto Fuschino, Chief Executive Officer and President, and Dino Micacchi, Chief Financial Officer and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	March 30, 2020	By:	/s/ Benedetto Fuschino
Benedetto Fuschino
Chief Executive Officer and President

Date:	March 30, 2020	By:	/s/ Dino Micacchi
Dino Micacchi
Chief Financial Officer and Treasurer